UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) – July 9, 2013

IEC ELECTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-6508	13-3458955
(Commission File Number)	(IRS Employer Identification No.)

105 Norton Street, Newark, New York 14513

(Address of principal executive offices)(Zip code )

(315) 331-7742

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 11, 2013, IEC Electronics Corp. (the “Company”) issued a press release announcing that it had received a letter from NYSE Regulation dated July 9, 2013 stating that based upon a review of publicly available information, the Company has resolved the continued listing deficiency with respect to Sections 134 and 1101 of the NYSE MKT (the “Exchange”) Company Guide referenced in the Exchange’s letter dated May 20, 2013. The Exchange also indicated that as is the case for all listed issuers, the Company’s continued listing eligibility will continue to be assessed on an on-going basis. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit 99.1	Press Release issued by IEC Electronics Corp. on July 11, 2013

This Current Report on Form 8-K contains certain statements that are, or may be deemed to be, forward-looking statements within the meaning of section 27A of the Securities Act of 1933 and section 21E of the Securities Exchange Act of 1934, and are made in reliance upon the protections provided by such Acts for forward-looking statements. These forward-looking statements (such as when we describe what we “intend,” “expect,” “anticipate” or “estimate” will occur, and other similar statements) include, but are not limited to, all statements that are not based on historical fact, but rather reflect our current expectations concerning future results and events. The ultimate correctness of these forward-looking statements is dependent upon a number of known and unknown risks and events and is subject to various uncertainties and other factors that may cause our actual results, performance or achievements to be different from any future results, performance or achievements expressed or implied by these statements. Specific risks and uncertainties include, but are not limited to, those set forth in the “Risk Factors” section of the Company’s latest Annual Report on Form 10-K/A and subsequent Quarterly Reports on Form 10-Q/A and Form 10-Q. Additional risks and uncertainties resulting from the restatement of our financial statements included in our Quarterly Report on Form 10-Q/A for the quarter ended December 28, 2012 and our Annual Report on Form 10-K/A for the fiscal year ended September 30, 2012 could, among others, (i) cause us to incur substantial additional legal, accounting and other expenses, (ii) result in additional shareholder, governmental or other actions, (iii) cause our customers, including the government contractors with which we deal, to lose confidence in us or cause a default under our contractual arrangements, (iv) cause a default under the Company’s arrangements with M&T Bank with respect to which, if the Bank chooses to exercise its remedies, the Company may not be able to obtain replacement financing or continue its operations, (v) result in delisting of the Company’s stock from the Exchange if the Company fails to meet any Exchange listing standard, or fails to comply with its listing agreement with the Exchange, during the twelve months ending July 9, 2014 or (vi) result in additional failures of the Company’s internal controls if the Company’s remediation efforts are not effective. Any one or more of such risks and uncertainties could have a material adverse effect on us or the value of our common stock.

We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events, or otherwise.

The information in Item 7.01 of this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing. Neither the filing or furnishing of any exhibit to this report nor the inclusion in such exhibits of a reference to the Company’s Internet address shall, under any circumstances, be deemed to incorporate the information available at such address into this report. The information available at the Company’s Internet address is not part of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IEC Electronics Corp.
(Registrant)

Date: July 11, 2013	By:	/s/ W. Barry Gilbert
W. Barry Gilbert
Chief Executive Officer